                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 4, 2002

                          ACT Teleconferencing, Inc.
            (Exact name of registrant as specified in its charter)


        Colorado                0-27560                    84-1132665
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)

1658 Cole Boulevard, Suite 130, Golden, Colorado             80401
(Address of principal executive offices)                    Zip Code

                                (303) 235-9000
                        (Registrant's telephone number)

Item 7.  Exhibits

The Exhibit index on page 2 of this Form 8-K report lists the exhibits that are hereby filed or incorporated by reference.

Item 9.  Regulation FD Disclosure

Pursuant to Regulation FD, ACT Teleconferencing is filing this 8-K. Attached is a press release dated January 4, 2002 regarding our completion of the Proximity, Inc acquisition.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ACT Teleconferencing, Inc.
                                              (Registrant)



Date: January 4, 2002                   By: /s/Gavin Thomson
                                            ----------------
                                            Gavin Thomson
                                            Chief Financial Officer


                                 Exhibit Index

No.   Description
----  ----------------------
(All exhibits are filed electronically)

99.1  Press release dated January 4, 2002.

                                       2